Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents
NOTE 5	Cash and Cash Equivalents

Cash and cash equivalent balances at December 31 are summarized as follows:

(in thousands)	2012	2011
Cash and cash equivalents in domestic accounts	$152,373	263,853
Cash and cash equivalents in foreign accounts	95,239	52,484

Total	$247,612	316,337

The Company maintains operating accounts outside the United States denominated in currencies other than the U.S. dollar. All amounts in domestic accounts are denominated in U.S. dollars.

At December 31, 2012 and 2011, the Company had $2.5 million and $22.0 million, respectively, of cash and cash equivalents in Money Market accounts that had an original maturity date of 90 days or less. The Company considers cash equivalents to be short-term, highly liquid investments that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of change in interest rates.